UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported):   February 2,
2006 (January 27, 2006)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5804 East Slauson Avenue, Commerce, California       90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 725-5516
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

      On January 17, 2006, Innovo Group Inc., or the Company, filed a Current Report on Form 8-K, or 8-K, announcing the termination of the services of its Chief Executive Officer, Samuel J. (Jay) Furrow, Jr. effective as of January 20, 2006. On January 27, 2006, the Company entered into a Separation Agreement with Mr. Furrow consistent with the terms approved by the Board of Directors and previously disclosed on the previously filed 8-K, a copy of which is attached hereto and incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number         Description

10.1           Separation Agreement executed on January 27, 2006


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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  February 2, 2006       By:  /s/ Marc Crossman
                                   Marc Crossman
                                   Interim Chief Executive
                                   Officer, President, Chief
                                   Financial Officer and Director
                                   (Principal Executive Officer
                                   and Principal Financial
                                   Officer)

<PAGE 2>

               Exhibit Index

Exhibit
Number         Description

10.1           Separation Agreement executed on January 27, 2006


<PAGE 3>

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